FORM 8K
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SPECIAL REPORT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER 000-25020

HERITAGE OAKS BANCORP

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

June 30, 2004

STATE OF INCORPORATION:	California

I.R.S. EMPLOYER IDENTIFICATION NO.:	77-0388249

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	545 12th Street Paso Robles, California 93446

REGISTRANT’S TELEPHONE NUMBER:	(805) 239-5200

ITEM 5. OTHER EVENT AND REGULATION FD DISCLOSURE

The Merger of Hacienda Bank with and into Heritage Oaks Bank (both Banks are wholly owned subsidiaries of Heritage Oaks Bancorp) was completed on the close of business June 28, 2004.

On June 28, 2004, Heritage Oaks Bancorp submitted an application to Nasdaq to be listed on Nasdaq Small Cap.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heritage Oaks Bancorp
(Registrant)

Date: June 30, 2004

/s/ Lawrence P. Ward
Lawrence P. Ward
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 30, 2004

/s/Margaret Torres
Margaret Torres
Chief Financial Officer
(Principal Financial Officer)